SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A


                        Amendment No. 1 to Current Report
                       Pursuant to Section 13 of 15(d) of
                       the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 22, 2003



                          SOUTHBORROUGH VENTURES, INC.
        ----------------------------------------------------------------
       (Exact name of registrant as specified in its charter, as amended)




         Nevada                      000-33127                98-0339467
 ----------------------       ----------------------    ----------------------
(State of incorporation)     (Commission File Number)  (IRS Employer ID number)



           12933 W. Eight Mile Road
              Detroit, Michigan                                 48235
   --------------------------------------                      --------
  (Address of principal executive offices)                    (Zip Code)


                                 (734) 302-8708
               --------------------------------------------------
              (Registrant's telephone number, including area code)

Item 2.   Acquisition or Disposition of Assets.

     As reported on Form 8-K filed April 8, 2003, Southborrough Ventures, Inc. (the "Company") completed, on March 22, 2003, the acquisition of all of the 225,000 issued and outstanding shares of AmeriChip Ventures, Inc., a Michigan corporation, in exchange for the issuance of 60,000,000 shares of the common stock of the Company. As a result of this exchange, AmeriChip Ventures, Inc. became a wholly-owned subsidiary of the Company. The previously filed Form 8-K should be referred to for further details concerning the foregoing acquisition.

     This Form 8-K/A amends the current report on Form 8-K filed April 8, 2003 to include Item 7(a) financial statements and Item 7(b) Pro-Forma Financial Information which are included herein.


Item 7.   Financial Statements and Exhibits.

     (a)  Financial Statements of Business Acquired.
          ------------------------------------------

     The following financial statements of AmeriChip Ventures, Inc. are included in this current report:

     (1)  Auditors' Report;
     (2) Consolidated Balance Sheets as at February 28, 2003 and November 30, 2002;
     (3) Consolidated Statements of Losses for three months ended February 28, 2003, year ended November 30, 2002, for the period from inception to November 30, 2002, and for period from inception to February 28, 2003;
     (4) Consolidated Statements of Cash Flows for the three months ended February 28, 2003, year ended November 30, 2002, period from inception to November 30, 2002, and for the period from inception to February 28, 2003;
     (5) Consolidated Statement of Stockholders' Equity dated as at February 28, 2003; and (6) Notes to Consolidated Financial Statements as at February 28, 2003.

     (b)  Pro Forma Financial Information.
          --------------------------------
     The following pro forma financial information is included in this current report:

     (1) Introduction to Pro-Forma Consolidated Financial Statements as at November 30, 2002, and for the year ended November 30, 2002
     (2) Pro-Forma Consolidated Balance Sheet dated as at November 30, 2002 (unaudited);
     (3) Pro-Forma Consolidated Statement of Operations for year ended November 30, 2002 (unaudited); and
     (4) Notes and Assumptions to Unaudited Consolidated Pro-Forma Balance Sheet and Pro-Forma Statement of Operations for year ended November 30, 2002.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                            SOUTHBORROUGH VENTURES, INC.




Date: August  15,   2003                    By  /s/  David Howard
             -----                            ---------------------------------
                                                     David Howard, President

                            AMERICHIP VENTURES, INC.
                          (A Development Stage Company)


                        CONSOLIDATED FINANCIAL STATEMENTS


                                FEBRUARY 28, 2003

                                AUDITORS' REPORT




To the Directors
AmeriChip Ventures, Inc.
(A development stage company)


We have audited the consolidated balance sheets of AmeriChip Ventures, Inc. (a development stage company) as at February 28, 2003 and November 30, 2002, and the consolidated statements of loss, cash flows, and stockholders' equity for the periods ended February 28, 2003, November 30, 2002, November 30, 2001, and from inception to February 28, 2003. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with United States generally accepted auditing standards. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, these consolidated financial statements present fairly, in all material respects, the financial position of the Company as at February 28, 2003 and November 30, 2002, and the results of its operations and cash flows for the periods ended February 28, 2003, November 30, 2002, November 30, 2001, and from inception to February 28, 2003, in accordance with United States generally accepted accounting principles.

The accompanying consolidated financial statements have been prepared assuming the Company will continue as a going concern. As discussed in to Note 1 to the consolidated financial statements, the Company has suffered recurring losses and net cash outflows from operations, and is dependent upon obtaining adequate financing to fulfil its development activities. These factors raise substantial doubt that the Company will be able to continue as a going concern. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.




Vancouver, Canada
August 8, 2003                              Chartered Accountants

                            AMERICHIP VENTURES, INC.
                          (A Development Stage Company)

                           CONSOLIDATED BALANCE SHEETS



                                                     FEBRUARY 28  NOVEMBER 30
                                                         2003         2002
                                                      ---------    ---------

ASSETS

Patents, net of accumulated amortization (Note 4)     $ 149,234    $ 151,764
                                                      =========    =========

LIABILITIES

Current
     Accounts payable                                 $  13,309    $  10,527
     Due to related parties (Note 5)                     18,172        5,844
                                                      ---------    ---------
                                                         31,481       16,371

Minority Interest                                        23,506         --
                                                      ---------    ---------
                                                         54,987       16,371
                                                      ---------    ---------

SHAREHOLDERS' EQUITY

Share Capital
     Authorized:
         225,000 common shares with no par value
     Issued:
         225,000 common shares                          137,600      172,000

Deficit Accumulated During The Development Stage        (43,353)     (36,607)
                                                      ---------    ---------
                                                         94,247      135,393
                                                      ---------    ---------

                                                      $ 149,234    $ 151,764
                                                      =========    =========



                                    AMERICHIP VENTURES, INC.
                                  (A Development Stage Company)

                                 CONSOLIDATED STATEMENTS OF LOSS




                                      THREE
                                      MONTHS          YEAR         PERIOD FROM     PERIOD FROM
                                      ENDED           ENDED        INCEPTION TO    INCEPTION TO
                                   FEBRUARY 28     NOVEMBER 30     NOVEMBER 30     FEBRUARY 28
                                      2003            2002            2001            2003
                                    ---------       ---------       ---------       ---------
Expenses                            $  17,640       $  24,956       $  11,651       $  54,247
                                    ---------       ---------       ---------       ---------

Net Loss For The Period             $ (17,640)      $ (24,956)      $ (11,651)      $ (54,247)
                                    =========       =========       =========       =========


Net Loss Per Share                  $   (0.08)      $   (0.11)      $   (0.05)
                                    =========       =========       =========


Weighted Average Number Of Shares
  Outstanding                         225,000         225,000         225,000
                                    =========       =========       =========

                                              F-3



                                       AMERICHIP VENTURES, INC.
                                     (A Development Stage Company)

                                 CONSOLIDATED STATEMENTS OF CASH FLOWS



                                              THREE
                                              MONTHS         YEAR         PERIOD FROM     PERIOD FROM
                                              ENDED          ENDED        INCEPTION TO    INCEPTION TO
                                           FEBRUARY 28    NOVEMBER 30     NOVEMBER 30     FEBRUARY 28
                                              2003            2002            2001            2003
                                            --------        --------        --------        --------

Cash Flows From Operating Activities
     Net loss for the period                $(17,640)       $(24,956)       $(11,651)       $(54,247)

Adjustments To Reconcile Net Loss To Cash
  Used By Operating Activities
     Amortization                              2,530          10,118          10,118          22,766
     Increase in accounts payable              2,782           5,787              57          13,309
                                            --------        --------        --------        --------
                                             (12,328)         (9,051)         (1,476)        (18,172)
                                            --------        --------        --------        --------

Cash Flows From Financing Activity
     Increase in due to related parties
                                              12,328           8,404           2,123          18,172
                                            --------        --------        --------        --------

Increase (Decrease) In Cash                     --              (647)            647            --

Cash, Beginning Of Period                       --               647            --              --
                                            --------        --------        --------        --------

Cash, End Of Period                         $   --          $   --          $    647        $   --
                                            ========        ========        ========        ========


Supplemental Disclosure Of Non-Cash Financing And Investing Activities

During the period ended November 30, 2001, the Company issued 900 common shares at a fair value of $172,000 to acquire certain patent rights.

                                      F-4




                                         AMERICHIP VENTURES, INC.
                                       (A Development Stage Company)

                              CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY

                                             FEBRUARY 28, 2003



                                                  COMMON STOCK                 DEFICIT
                                             -------------------------       ACCUMULATED
                                             NUMBER                          DURING THE
                                               OF                            DEVELOPMENT
                                             SHARES        CONSIDERATION        STAGE            TOTAL
                                            ---------        ---------        ---------        ---------

Shares issued for patents rights and
  services                                        900        $ 172,000        $    --          $ 172,000
Net loss for the period                          --               --            (11,651)         (11,651)
                                            ---------        ---------        ---------        ---------

Balance, November 30, 2001                        900          172,000          (11,651)         160,349

Net loss for the year                            --               --            (24,956)         (24,956)
                                            ---------        ---------        ---------        ---------

Balance, November 30, 2002                        900          172,000          (36,607)         135,393

Net loss for the period                          --               --            (17,640)         (17,640)
Adjustment to number of shares issued and
  outstanding as a result of the
  acquisition of AmeriChip, Inc.
     AmeriChip, Inc.                             (900)            --               --               --
     AmeriChip Ventures, Inc.                 225,000             --               --               --
Less:  Minority interest in AmeriChip,
  Inc. (Note 3)                                  --            (34,400)          10,894          (23,506)
                                            ---------        ---------        ---------        ---------

Balance, February 28, 2003                    225,000        $ 137,600        $ (43,353)       $  94,247
                                            =========        =========        =========        =========

                                                   F-5


                            AMERICHIP VENTURES, INC.
                          (A Development Stage Company)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                                FEBRUARY 28, 2003


1.   NATURE OF OPERATIONS

     a)   Organization

          The Company was incorporated in the State of Michigan, U.S.A., in January 2003.

     b)   Development Stage Activities and Going Concern

          The Company's subsidiary, AmeriChip, Inc., is the owner of U.S. Patent Numbers 5,200,593 and 5,384,446 entitled "Method for Controlling Length of Metal Chip".

          Since inception, the Company has suffered recurring losses and net cash outflows from operations. The Company expects to continue to incur substantial losses to complete the development of its business. Since its inception, the Company has funded operations through related party loans in order to meet its strategic objectives. Management believes that sufficient funding will be available to meet its business objectives, including anticipated cash needs for working capital, and is currently evaluating several financing options. However, there can be no assurance that the Company will be able to obtain sufficient funds to continue the development of and, if successful, to commence the sale of its products under development. As a result of the foregoing, there exists substantial doubt about the Company's ability to continue as a going concern. These financial statements do not include any adjustments that might result from the outcome of this uncertainty.


2.   SIGNIFICANT ACCOUNTING POLICIES

     The financial statements of the Company have been prepared in accordance with generally accepted accounting principles in the United States. Because a precise determination of many assets and liabilities is dependent upon future events, the preparation of financial statements for a period necessarily involves the use of estimates which have been made using careful judgement.

     The financial statements have, in management's opinion, been properly prepared within reasonable limits of materiality and within the framework of the significant accounting policies summarized below:

     a)   Consolidation

          These financial statements include the accounts of the Company and its 80% owned subsidiary, AmeriChip, Inc.

                            AMERICHIP VENTURES, INC.
                          (A Development Stage Company)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                                FEBRUARY 28, 2003


2.   SIGNIFICANT ACCOUNTING POLICIES (Continued)

     b)   Development Stage Company

          The Company is a development stage company as defined in the Statements of Financial Accounting Standards No. 7. The Company is devoting substantially all of its present efforts to establish a new business and none of its planned principal operations have commenced. All losses accumulated since inception have been considered as part of the Company's development stage activities.

     c)   Use of Estimates

          The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses for the reporting period. Actual results could differ from these estimates.

     d)   Income Taxes

          The Company has adopted Statement of Financial Accounting Standards No. 109 - "Accounting for Income Taxes" (SFAS 109). This standard requires the use of an asset and liability approach for financial accounting and reporting on income taxes. If it is more likely than not that some portion or all if a deferred tax asset will not be realized, a valuation allowance is recognized.

     e)   Patents

          The Company's patents are being amortized on a straight-line basis over 17 years. The Company periodically evaluates the recoverability of these assets and takes into account events or circumstances that warrant revised estimates of useful lives or that indicate that an impairment exists.

     f)   Basic and Dilluted Loss Per Share

          In accordance with SFAS No. 128 - "Earnings Per Share", the basic loss per common share is computed by dividing net loss available to common stockholders by the weighted average number of common shares outstanding. Diluted loss per common share is computed similar to basic loss per common share except that the denominator is increased to include the number of additional common shares that would have been outstanding if the potential common shares had been issued and if the additional common shares were dilutive.

                            AMERICHIP VENTURES, INC.
                          (A Development Stage Company)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                                FEBRUARY 28, 2003



3.   ACQUISITION OF SUBSIDIARY

     In January 2003, AmeriChip Ventures, Inc. acquired 80% of the issued and outstanding shares of AmeriChip, Inc. by issuing 225,000 common shares. Since the transaction resulted in the former shareholders of AmeriChip, Inc. owning the majority of the issued shares of AmeriChip Ventures, Inc., the transaction, which is referred to as a "reverse take-over", has been treated for accounting purposes as an acquisition by AmeriChip, Inc. of the net assets and liabilities of AmeriChip Ventures, Inc. Under this purchase method of accounting, the results of operations of AmeriChip Ventures, Inc. are included in these consolidated financial statements from January 2003.


4.   PATENTS

     The Company acquired, from a related party, U.S. Patent Numbers 5,200,593 and 5,384,446 entitled "Method for Controlling Length of Metal Chip".


5.   DUE TO RELATED PARTIES

     These amounts are due to directors, are interest free and repayable on demand.

                           SOUTHBORROUGH VENTURES INC.
                          (A Development Stage Company)


                   PRO-FORMA CONSOLIDATED FINANCIAL STATEMENTS


                                NOVEMBER 30, 2002
                            (Stated in U.S. Dollars)

                           SOUTHBORROUGH VENTURES INC.
                          (A Development Stage Company)

           INTRODUCTION TO PRO-FORMA CONSOLIDATED FINANCIAL STATEMENTS

        AS AT NOVEMBER 30, 2002, AND FOR THE YEAR ENDED NOVEMBER 30, 2002
                            (Stated in U.S. Dollars)



The following unaudited pro-forma consolidated balance sheet, pro-forma consolidated statement of operations and explanatory notes give effect to the acquisition of AmeriChip Ventures, Inc. As a result of the transaction, the former shareholders of AmeriChip Ventures, Inc. own the majority of the issued shares of Southborrough Ventures Inc. Since Southborrough Ventures Inc. was a non-operating public company, the share exchange has been accounted for as a recapitalization of AmeriChip Ventures, Inc. and an issue of shares of AmeriChip Ventures, Inc. to the shareholders of Southborrough Ventures Inc.

The pro-forma consolidated balance sheet, pro-forma consolidated statement of operations and explanatory notes are based on the estimates and assumptions set forth in the explanatory notes. This pro-forma consolidated balance sheet and the pro-forma consolidated statement of operations have been prepared utilizing the historical financial statements of Southborrough Ventures Inc. and AmeriChip Ventures, Inc. and should be read in conjunction with the historical financial statements and notes thereto included elsewhere in this filing.

The pro-forma consolidated statement of operations has been prepared as if the acquisition had been consummated on December 1, 2001 under the purchase method of accounting and carried through to November 30, 2002. The pro-forma consolidated balance sheet has been prepared as if the acquisition was consummated on November 30, 2002.

This pro-forma consolidated financial data is provided for comparative purposes only, and does not purport to be indicative of the actual financial position or results of operations had the acquisition occurred at the beginning of the fiscal period presented, nor are they necessarily indicative of the results of future operations.



                                     SOUTHBORROUGH VENTURES INC.
                                    (A Development Stage Company)

                                 PRO-FORMA CONSOLIDATED BALANCE SHEET

                                          NOVEMBER 30, 2002
                                      (Stated in U.S. Dollars)



                                  SOUTHBORROUGH       AMERICHIP
                                    VENTURES          VENTURES,         PRO-FORMA
                                      INC.               INC.          ADJUSTMENTS        PRO-FORMA
                                    ---------         ---------         ---------         ---------
ASSETS

Current
     Cash                           $      21         $    --                             $      21

Patents                                  --             151,764                             151,764
                                    ---------         ---------                           ---------

                                    $      21         $ 151,764                           $ 151,785
                                    =========         =========                           =========

LIABILITIES

Current
     Accounts payable               $  29,821         $  10,527                           $  40,348
     Due to related parties            35,545             5,844                              41,389
                                     ---------         ---------                          ---------
                                       65,366            16,371                              81,737

Minority Interest                        --                --           $  27,079 (1)        27,079
                                    ---------         ---------                           ---------
                                       65,366            16,371                             108,816
                                    ---------         ---------                           ---------

SHAREHOLDERS' EQUITY (DEFICIENCY)

Share Capital                           5,005           172,000           (34,400)(1)        80,020
                                                                           (5,005)(2)
                                                                          (57,580)(3)
Additional Paid-In Capital             57,095              --             (57,095)(2)        57,580
                                                                           57,580 (3)
Deficit                              (127,445)          (36,607)            7,321 (1)       (94,631)
                                                                          127,445 (2)
                                                                          (65,345)(2)
                                    ---------         ---------                           ---------
                                      (65,345)          135,393                              42,969
                                    ---------         ---------                           ---------

                                    $      21         $ 151,764                           $ 151,785
                                    =========         =========                           =========

                                                F-10




                                     SOUTHBORROUGH VENTURES INC.
                                    (A Development Stage Company)

                           PRO-FORMA CONSOLIDATED STATEMENT OF OPERATIONS

                                    YEAR ENDED NOVEMBER 30, 2002
                                      (Stated in U.S. Dollars)



                                    SOUTHBORROUGH     AMERICHIP
                                      VENTURES        VENTURES,        PRO-FORMA
                                         INC.           INC.           ADJUSTMENTS      PRO-FORMA
                                    ------------     ------------     ------------     ------------

Expenses                            $     30,715     $     24,956                      $     55,671
                                    ------------     ------------                      ------------

Net Loss                            $    (30,715)    $    (24,956)                     $    (55,671)
                                    ============     ============                      ============

Net Loss Per Share                                                                     $      (0.01)
                                                                                       ============

Weighted Average Number Of Common
  Shares Outstanding                                                                     80,020,000
                                                                                       ============

                                                F-11


                           SOUTHBORROUGH VENTURES INC.
                          (A Development Stage Company)

          NOTES AND ASSUMPTIONS TO THE UNAUDITED CONSOLIDATED PRO-FORMA
              BALANCE SHEET AND PRO-FORMA STATEMENT OF OPERATIONS

                          YEAR ENDED NOVEMBER 30, 2002
                            (Stated in U.S. Dollars)



ORGANIZATION AND BASIS OF PRESENTATION

The unaudited pro-forma consolidated balance sheet and consolidated statement of operations have been prepared based on historical financial information, using U.S. generally accepted accounting principles of Southborrough Ventures Inc. for the year ended November 30, 2002, and of AmeriChip Ventures, Inc. for the year ended November 30, 2002 considering the effects of the reverse take-over transaction as if the transaction was completed effective December 2001 in the case of the pro-forma consolidated statement of operations, and effective November 30, 2002 in the case of the pro-forma consolidated balance sheet.


ASSUMPTION

The number of common shares used in the calculation of the pro-forma net loss per share data is based on the weighted average number of common shares outstanding during the period adjusted to give effect to shares assumed to be issued, had the transaction referred to above been consummated December 31, 2001.


PRO-FORMA ADJUSTMENTS

1. Adjust the November 30, 2002 accounts of AmeriChip Ventures, Inc. for the minority interest created by the acquisition of AmeriChip, Inc.

2. Record the acquisition of AmeriChip Ventures, Inc. by Southborrough Ventures Inc.

3. Adjust share capital and additional paid-in capital for three for one stock dividend of Southborrough Ventures Inc.

                                      F-12